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                                                                   EXHIBIT 10.28

                           LOAN MODIFICATION AGREEMENT

        This Loan Modification Agreement is entered into as of July 22, 1999, by and among MTI TECHNOLOGY CORPORATION ("Borrower") and SILICON VALLEY BANK ("SVB") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") as co-lenders, and SVB as Servicing Agent for the Lenders. (SVB and GE Capital are sometimes referred to therein, individually, as "Lender", and collectively as "Lenders"). SVB shall be referred to herein as "Lender".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lenders, Borrower is indebted to Lenders pursuant to, among other documents, a Loan and Security Agreement, dated July 22, 1998, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Thirty Million Dollars ($30,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lenders shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and an Intellectual Property Security Agreement dated July 22, 1998.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.      Modification(s) to Loan Agreement

                1. The following term set forth in Section 1.1 entitled "Definitions" is hereby amended as follows:

                        "Revolving Maturity Date" means July 22, 2000.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF FEE. Borrower shall pay to Lenders a fee in the amount of Sixty Five Thousand Dollars ($65,000) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

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8.      CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                     LENDERS:

MTI TECHNOLOGY CORPORATION                    SILICON VALLEY BANK


By:                                           By:
    -------------------------------              -------------------------------
Name:                                         Name:
     ------------------------------                -----------------------------
Title:                                        Title:
      -----------------------------                 ----------------------------

                                              GENERAL ELECTRIC CAPITAL
                                              CORPORATION


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                              SERVICING AGENT:

                                              SILICON VALLEY BANK


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


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